UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 17, 2005

VORNADO REALTY L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 000-22635	No. 13-3925979
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 3.02 and 5.03               Unregistered Sale of Equity Securities and Amendments to Articles of Incorporation or Bylaws; Change of Year

On June 17, 2005, Vornado Realty Trust (the “General Partner”) issued and sold $112,500,000 of 6.750% Series H Cumulative Redeemable Preferred Shares (liquidation preference $25.00 per share) at $25.00 per share, in an underwritten public offering pursuant to an effective registration statement.  On June 17, 2005,  the General Partner, as the General Partner of Vornado Realty L.P. (the “Company”), amended the agreement of limited partnership of the Company to designate and authorize the issuance of up to 4,600,000 of the Company’s 6.750% Series H  Preferred Units, liquidation preference, $25.00 per Series H Preferred Unit.  A copy of that amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.  On June 17, 2005, the General Partner contributed the net proceeds from the offering of 4,500,000 Series H Cumulative Redeemable Preferred Shares to the Company in exchange for 4,500,000 6.750% Series H  Preferred Units of the Company (with economic terms that mirror the terms of the General Partner’s 6.750% Series H Cumulative Redeemable Preferred Shares).  In the event the underwriters’ of the offering of Series H Cumulative Redeemable Preferred Shares exercise their option to purchase up to 100,000 such shares to cover over-allotments, the General Partner will use the net proceeds from such sale to purchase an equivalent number of Series H Preferred Units.  The offering of the 6.750% Series H Preferred Units to the General Partner is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

The Company’s 6.750% Series H Preferred Units will rank, as to distributions and upon liquidation, senior to the Class A Common Units of limited partnership interest in the Company and on parity with other preferred units in the Company, as set forth in the amendment to the Company’s limited partnership agreement attached hereto as an exhibit.

Item 9.01                Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

3.1                                 Twenty-ninth Amendment to Second Amended and Restated Agreement of Limited Partnership.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)

	By:	VORNADO REALTY TRUST,

Sole General Partner

	By:	/s/ Joseph Macnow
		Name:	Joseph Macnow
		Title:	Executive Vice President - Finance and Administration and Chief Financial Officer

Date: June 21, 2005

EXHIBIT INDEX

3.1                                 Twenty-ninth Amendment to Second Amended and Restated Agreement of Limited Partnership.